Munder Bond Fund

Class A, B, C, K and Y Shares

Supplement Dated April 11, 2012

to Prospectus (including Summary Prospectus) Dated October 29, 2011

Change in Portfolio Management Team

The section under the heading “Management” on page 4 of the Prospectus is deleted and replaced in its entirety with the following:

MANAGEMENT

Munder Capital Management (MCM) is the investment advisor of the Fund. Edward D. Goard, CFA, Chief Investment Officer — Fixed Income of MCM, is the portfolio manager for the Fund and has been a member of the Fund’s portfolio management team since October 2009.

The section under the heading “Management of the Fund — Portfolio Management Team” on page 14 of the Prospectus is deleted and replaced in its entirety with the following:

Portfolio Management

The Fund is managed by Edward D. Goard.

Edward D. Goard, CFA, Chief Investment Officer, Fixed Income, has been a member of the Fund’s portfolio management team since October 2009. Mr. Goard joined MCM in 2007 and was promoted to Chief Investment Officer — Fixed Income in September 2010. As Chief Investment Officer — Fixed Income, he is responsible for the oversight of all of MCM’s fixed income strategies and the fixed income team. Prior to that, he was Senior Portfolio Manager of MCM and was part of MCM’s core fixed income and core plus fixed income teams, specializing in trading of mortgage-backed securities.

Additional information about the compensation of the portfolio manager, other accounts managed by this individual, and his ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE